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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934




                       Date of Report:  January 28, 2000
                       (Date of earliest event reported)

                            Dominion Resources, Inc.
             (Exact name of registrant as specified in its charter)


             Virginia                      001-8489         54-1229715
    (State or other jurisdiction         (Commission     (I.R.S. Employer
    of incorporation or organization)    File Number)   Identification No.)

                              120 Tredegar Street
                         Richmond, Virginia 23219-3932
                                 (804) 819-2000
   (Address including zip code, and telephone number, including area code, of registrants'principal executive offices)



         (Former name or former address, if changed since last report.)
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ITEM 7.  EXHIBITS

This amendment to Form 8-K, File No. 1-8489 filed February 1, 2000 is filed to reflect a revision to the consent of PricewaterhouseCoopers LLP previously filed as Exhibit 99.1 (iii).


99.1 (iii)  Consent of PricewaterhouseCoopers LLP (filed herewith).
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                                 SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      DOMINION RESOURCES, INC.
                                      Registrant


                                        /s/ James P. Carney
                                      ___________________________
                                      James P. Carney
                                      Assistant Treasurer



Date: June 21, 2000